SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            FORM 8-K, Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 3, 2004



                             STAR COMPUTING LIMITED
               (Exact name of registrant as specified in Charter)

             Nevada                              000-49692                          88-0504050
             ------                              ---------                          ----------
 (State or other jurisdiction of           (Commission File No.)         (IRS Employee Identification No.)
  incorporation or organization)


                         5 Hutton Centre Drive Suite 700
                               Santa Ana, CA 92707
                    (Address of Principal Executive Offices)

                                  714-708-4700
                            (Issuer Telephone number)


              16543 22nd Street & Pacific Coast Highway, Suite 100
                         Sunset Beach, California 90742
                                 (562) 592-2280

      (Former Address and Telephone Number of Principal Executive Offices)

Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 7 below.


Item 1. Changes in Control of Registrant.

      Overview of the Transaction

      The  information  below is a summary  description  of the  Stock  Purchase
Agreement (as defined below) and is qualified in its entirety by reference to the Stock Purchase Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant has filed as exhibits to this Report.

      Pursuant to the Stock Purchase Agreement, dated as of February 3, 2004 (the "Stock Purchase Agreement"), by and among Star Computing Limited, a Nevada corporation ("Star" and/or the "Company") and Larry S. Poland, an individual stockholder of Star ("Star Stockholder"), on the one hand, and Hi-Tech Environmental Products, LLC, a Nevada limited liability company d/b/a VitroCo ("Hi-Tech"), VitroCo Materials, LLC, a Nevada limited liability company ("VitroCo"), VitroTech Corporation, a Delaware corporation ("VitroTech") and all of the stockholders of VitroTech (collectively, the "VitroTech Stockholders"), on the other hand, Star agreed to issue to Hi-Tech 15,000,000 shares of Star's common stock, par value $0.001 per share (the "Star Common Stock"), in exchange for all of Hi-Tech's membership interest in VitroCo. Star also agreed to issue an aggregate of 14,875,000 shares of Star Common Stock for all of the common stock of VitroTech held by the VitroTech Stockholders. The closing of the stock purchase (the "Closing") occurred on February 3, 2004 (the "Closing Date"). At the Closing, both VitroCo and VitroTech became wholly-owned subsidiaries of Star. After the Closing, VitroCo was converted into Vitroco Incorporated, a Nevada corporation, which will be the operating subsidiary of Star and VitroTech will be merged into VitroCo.

      Prior to the Closing, approximately 54.8% of all issued and outstanding shares of Star were held directly by Star Stockholder (36.5%) and one other stockholder, Flexgene Corporation ("Flexgene") (18.2%). At the Closing, 15,000,000 shares of Star's common stock were issued to Hi-Tech and 14,875,000 shares of Star's common stock were issued to the VitroTech Stockholders. In connection with these transactions, 4,004,213 and 2,000,000 shares of Star's common stock were redeemed from the Star Stockholder and Flexgene, respectively. After the closing, Hi-Tech and the VitroTech Stockholders collectively hold approximately 85.7% of Star's common stock and the Star Stockholder and Flexgene collectively hold approximately 0.1% of Star's common stock.

      Pursuant to the Stock Purchase Agreement, on the Closing Date, all of the officers of Star resigned and Linda Horras resigned as a director of Star. Jess Rae Booth was appointed President of Star, John Keller was appointed Treasurer and CFO of Star and Kristin Johnston was appointed Secretary of Star. In addition, subject to, and effective upon compliance with Rule 14f-1 under the Securities Exchange Act of 1934, Larry Poland resigned as the director of Star and appointed Jess Rae Booth as the new director of Star.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information known to Star regarding the beneficial ownership of the Star Common Stock, as of February 4, 2004 (immediately following the closing of the Transaction), and taking into effect the issuance of the purchased shares, by (a) each beneficial owner of more than five percent of the Common Stock, (b) each of Star's directors, and (c) all of Star's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

====================== ============================================== ============================= ===============
   Title of Class                    Name and Address                     Amount and Nature of        Percent of
                                    of Beneficial Owner                     Beneficial Owner            Class
---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Larry S. Poland                                                                 0.0007%
                       16543 22nd & Pacific Coast Highway, Suite 100         24,787 shares
                       Sunset Beach, California 90742                 former officer and director

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Linda Horras
                       16543 22nd & Pacific Coast Highway, Suite 100   no shares, former officer
                       Sunset Beach, California 90742                         and director
                                                                                                          0%
---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Flexgene Corp.
                       The Mill Mall, Barkers                                14,500 shares             0.0004%
                       P.O. Box 62
                       Roadtown, Tortola, BVI

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Jess Rae Booth (1)                                   2,962,372 shares
                       5 Hutton Centre Drive, Suite 700                 chief executive officer,        8.49%
                       Santa Ana, California 92707                        president, director

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           John Keller (2)                                       466,220 shares              1.3%
                       5 Hutton Centre Drive, Suite 700                treasurer, chief financial
                       Santa Ana, California 92707                              officer

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Alex Kabatoff                                            0 shares                0.00%
                       5 Hutton Centre Drive, Suite 700                 chief operating officer
                       Santa Ana, California 92707

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Hi-Tech Environmental Products, LLC                 15,000,000 shares            43.01%
                       5 Hutton Centre Drive, Suite 700
                       Santa Ana, California 92707

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Elgin Investments, LLC                              13,000,000 shares            37.27%
                       8501 Wilshire Blvd. Suite 220
                       Beverly Hills, CA 90211

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           Kristin Johnston (3)                                     606,000                 1.70 %
                       5 Hutton Centre Drive, Suite 700                        secretary
                       Santa Ana, California 92707

---------------------- ---------------------------------------------- ----------------------------- ---------------
Common Stock           All Officers and Directors as a group (4             4,034,592 shares            11.56%
                       persons)
====================== ============================================== ============================= ===============


(1)Mr. Booth owns approximately 19.74% of Hi-Tech, which was issued 15,000,000 shares of Star's common stock pursuant to the Stock Purchase Agreement, making his indirect beneficial ownership equal to approximately 2,962,372 shares.

(2) Mr. Keller owns approximately 2.69% of Hi-Tech, which was issued 15,000,000 shares of Star's common stock pursuant to the Stock Purchase Agreement, making his indirect beneficial ownership equal to approximately 403,720 shares. In addition, pursuant to the Agreement Mr. Keller was issued 62,500 shares of Star's common stock.


(3) Ms. Johnston owns approximately 4.04% of Hi-Tech, which was issued 15,000,000 shares of Star's common stock pursuant to the Stock Purchase
Agreement, making her indirect beneficial ownership equal to approximately 606,000 shares


Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.


EXECUTIVE OFFICERS

The following tables set forth information regarding the Registrant's current executive officers:

============================= ========== ==================================================================

Name                          Age        Position
----------------------------- ---------- ------------------------------------------------------------------
Jess Rae Booth                62         President, Chief Executive Officer, Chairman of the Board of
                                         Directors
----------------------------- ---------- ------------------------------------------------------------------

John Keller                   54         Treasurer, Chief Financial Officer
----------------------------- ---------- ------------------------------------------------------------------

Kristin Johnston              33         Secretary
============================= ========== ==================================================================

Jess Rae Booth - President, Chief Executive Officer, Chairman of the Board of Directors. Mr. Booth founded Hi-Tech in 1997, and was its acting Chairman and Chief Exective Officer until the present, and remains its largest member. Mr. Booth brought Hi-Tech from start-up to full commercialization. In recognition of the strategic importance of VitroTech, and the need to establish a consistent corporate culture of Hi-Tech, Mr. Booth resigned from Hi-Tech and will lead the Company. In addition to his experience with Hi-Tech, Mr. Booth brings over thirty years of operations, finance, and senior management experience to Star. Prior to founding Hi-Tech, Mr. Booth built several companies that employed over 125 people and enjoyed sales in excess of $130MM. Mr. Booth has extensive experience in real estate construction and land development with excavation and earthmoving. Mr. Booth has not been an officer or director of any other reporting company.

John Keller - Treasurer & Chief Financial Officer. Mr. Keller is currently an owner of Hi-Tech, and has served as Chief Financial Officer for Hi-Tech since March 2000. Prior to joining Hi-Tech, from February 1999 to February 2000, Mr. Keller served as Chief Financial Officer of Riviera Electric, an electrical contracting company. From June 1997 to January 1999, he was Chief Financial Officer of TC Construction, an underground contracting company. Mr. Keller received a BS in Accounting from San Diego State University in 1975. Mr. Keller has not been an officer or director of any other reporting company.

Kristin Johnston - Secretary. Ms. Johnston has held the position of Director of Administration, Director of Marketing and Executive Assistant to the President for Hi-TechVitroCo since its inception in 1997. Ms. Johnston is a member in Hi-Tech and serves as its Secretary. Prior to joining Hi-Tech, Ms. Johnston served as Executive Assistant to the President of a mortgage company and a real estate loan underwriter. Ms. Johnston earned her AA in General Studies from Saddleback College in 1990. Ms. Johnston has not been an officer or director of any other reporting company.

There is no family relationship between any of our former officers or directors and our proposed officers and director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.


Item 2.  Acquisition or Disposition of Assets

Prior to the transaction, Star's operations consisted primarily of selling refurbished and closeout models of consumer-related computer hardware, including desktops, notebooks, monitors, modems, servers, and storage and memory from various manufacturers. Since the Closing, Star's primary operations now consist of the operations of VitroCo.

VitroCo is a materials technology and research company, headquartered in Santa Ana, California, with rights to purchase, process and sell approximately 35 billion pounds of unique amorphous aluminosilicate deposits. VitroCo's management believes that the products produced from this material enhance both the physical qualities and production of plastics, paint/coatings, and a variety of other market segments (hereinafter referred to as "Vitrolite(R)"). Hi-Tech has transferred substantially all management and operating infrastructure, as well as ownership of substantially all intellectual property created by Hi-Tech to VitroCo. VitroCo has the right to purchase approximately 35 billion pounds of the mineral that is used to make VitroCo's products, subject to royalty payments, through contractual agreements.

VitroCo's products include the following:

Vitrolite(R), the primary product is a process enhancer which VitroCo's management believes consistently reduces the cycle time for plastic processes (whether by blow, injection or extrusion molding) by 20% - 200%. Additionally, in the estimation of VitroCo's management, machine wear and part rejection are significantly reduced by this product, which also enhances dispersion and distribution of pigments added to the plastic for a richer color and/or decreases the amount of expensive additives used to achieve the same physical properties.

Vitropurge(R) is a product which VitroCo's management believes enables color changes in molding, compounding and pigment processing machines at a fraction of the cost in time and money.

Vitrocote(R) is a product which, in the estimation of VitroCo's management imparts improved optical qualities to paints and coatings as well as increasing resistance to scratch and abrasion. Other formulations are expected by VitroCo's management to have applications for other industrial products.

The Registrant hopes that this transaction will increase the value of its common stock to its shareholders, however, there is no guarantee that the Registrant will be able integrate and manage the operations of VitroCo as described herein, or that this acquisition will increase the value of its common stock.

Item 5. Other Events - Private Placement

As part of, and in connection with, the transactions described in Item 1 above, on February 9 and 11, pursuant to a Securities Purchase Agreement, the Registrant closed transactions in which it sold, in the aggregate, 1,333,333 shares of its common stock to select accredited investors, in order to raise a total of $2 million. The per share offering price was $1.50. The investors also received five year warrants to purchase an aggregate of 1,333,333 shares of common stock at an exercise price of $3.00 per share.

The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Securities Purchase Agreement provides for piggy-back registration rights which requires the Registrant to include the shares of common stock sold to the investors pursuant to the Securities Purchase Agreement and shares of the Company's common stock issuable upon exercise of the warrants in the event the Registrant proposes for any reason to register its restricted common stock under the Securities Act of 1933, as amended (other than registration on Form S-4 or Form S-8).


The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement and Common Stock Purchase Warrant which are filed as Exhibits to this report and are incorporated herein by reference.

Item 6.  Resignation of Registrant's Directors.

On February 3, 2004, Linda Horras resigned as the Secretary and director of the Registrant pursuant to the terms of the Stock Purchase Agreement referenced herein. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Horras' resignation is filed as Exhibit 17.1 to this Form 8-K.

Item 7.    Financial Statement and Exhibits.

Exhibit
Number   Description
------   -----------


10.1     Stock Purchase Agreement (1)

10.2     Financial   Statements   of  VitroCo   Materials,   LLC  and  VitroTech
         Corporation.(2)

10.3     Pro Forma Financial Information.(2)

10.4     Form of Securities Purchase Agreement and Common Stock Purchase Warrant

17.1     Resignation of Director


---------
(1) Incorporated herein by reference to Form 8-K filed with the U.S. Securities and Exchange Commission on February 5, 2004.

(2) To be filed by amendment within 60 days.

                                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Star Computing, Limited

                                        By: /s/ Jess Rae Booth
                                            -----------------------------
                                            Jess Rae Booth
                                            President

Dated: February 12, 2004